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                         CHASE MANHATTAN BANK USA, N.A.
                             NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-6



Section 7.3 Indenture                        Distribution Date:        9/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                 Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                 Total

(ii)  Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     2,394,000.00
             Class B Note Interest Requirement                       227,500.00
             Class C Note Interest Requirement                       360,000.00
                 Total                                             2,981,500.00

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.42500
             Class B Note Interest Requirement                          1.62500
             Class C Note Interest Requirement                          2.00000

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                      1,680,000,000
              Class B Note Principal Balance                        140,000,000
              Class C Note Principal Balance                        180,000,000

(iv)  Amount on deposit in Owner Trust Spread Account             20,000,000.00

(v)   Required Owner Trust Spread Account Amount                  20,000,000.00



                                             By:
                                                      ----------------------
                                             Name:    Patricia M. Garvey
                                             Title:   Vice President


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